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                                                                    Exhibit 10.1

                                  [UTEK LOGO]
                                UTEK CORPORATION
                            202 South Wheeler Street
                              Plant City, FL 33563

                             SUBSCRIPTION AGREEMENT
                                 (Common Stock)

         1. GENERAL. This Subscription Agreement sets forth the terms under which ____________________ (the "Investor") will acquire XXXXX (XXXXX) shares of common stock, $.01 par value per share ("Common Stock"), of UTEK Corporation, a Delaware corporation (the "Company"), for an aggregate purchase price of ________________________Dollars ($XXX,XXX).

         The Common Stock is being offered to the Investor pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Common Stock on the terms and conditions specified herein.

         2. ACCEPTANCE OF SUBSCRIPTION AGREEMENT. In its sole discretion, the Company reserves the right to reject the subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer.

         3. SUBSCRIPTION AMOUNT AND PAYMENTS. The Investor hereby irrevocably subscribes for ____________ (XXX,XXX) shares of Common Stock at a purchase price of $6.00 per share and tenders to the Company the Investor's check payable to the order of the Company in the amount of ____________________Dollars ($XXX,XXX) in payment of the total purchase price. The Investor understands that receipt of any subscription by the Company to purchase Common Stock does not constitute a sale to the Investor, that any subscription is subject to acceptance by the Company and the availability of shares of Common Stock, and may be rejected by the Company for any reason. The Investor has been advised and is aware that the Company may either accept or reject this subscription, in whole or in part, in its sole discretion, and that this agreement will not be deemed accepted until it has been dated and executed by an officer of the Company. The Investor understands that the monies tendered by the Investor in payment for the Common Stock will be retuned, without interest, in the event that the Investor does not qualify to purchase shares of Common Stock or if the Investor's subscription is not accepted by the Company. If this subscription is accepted in part or rejected in part, the funds attributable to that portion of this subscription which is rejected will be returned to the Investor without interest.


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         4. INVESTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor
represents, warrants and covenants to the Company as follows:

                  a. The Investor acknowledges that a copy of all relevant documents, records and books pertaining to the Company and the purchase of the Common Stock were made available to the Investor and the Investor's representatives for review, including without limitation the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report") and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Quarterly Report"); that the Investor has had the opportunity to ask questions of, and has received satisfactory answers from, the officers and directors of the Company concerning the Company and the Common Stock; and that the Investor has had the opportunity to obtain such other information as the Investor deems necessary or appropriate as a prudent and knowledgeable investor in evaluating an investment in the Common Stock, thereby enabling the Investor to make an informed investment decision with respect to an investment in the Common Stock.

                  b. THE INVESTOR ACKNOWLEDGES THAT THE INVESTOR HAS NOT BEEN FURNISHED WITH A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2003 (Q2 REPORT), AND THAT THE Q2 REPORT HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INVESTOR UNDERSTANDS THAT THE COMPANY, AS A BUSINESS DEVELOPMENT COMPANY, INVESTS IN ILLIQUID SECURITIES OF COMPANIES. THE COMPANY'S INVESTMENTS ARE GENERALLY SUBJECT TO RESTRICTIONS ON RESALE AND GENERALLY HAVE NO ESTABLISHED TRADING MARKET. AS A RESULT, THE COMPANY VALUES SUBSTANTIALLY ALL OF ITS INVESTMENTS AT FAIR VALUE ON A QUARTERLY BASIS AS DETERMINED IN GOOD FAITH BY THE COMPANY'S BOARD OF DIRECTORS IN ACCORDANCE WITH THE COMPANY'S VALUATION POLICY. BECAUSE OF THE INHERENT UNCERTAINTY OF DETERMINING THE FAIR VALUE OF INVESTMENTS THAT DO NOT HAVE A READILY AVAILABLE MARKET VALUE, THE FAIR VALUE OF THE COMPANY'S INVESTMENTS DETERMINED IN GOOD FAITH BY THE COMPANY'S BOARD OF DIRECTORS MAY DIFFER SIGNIFICANTLY FROM THE VALUES THAT WOULD HAVE BEEN USED HAD A READY MARKET EXISTED FOR THE INVESTMENTS, AND THE DIFFERENCE COULD BE MATERIAL. THE VALUATION OF THE COMPANY'S INVESTMENTS FOR THE QUARTER ENDED JUNE 30, 2003 HAS NOT BEEN APPROVED BY THE COMPANY'S BOARD OF DIRECTORS. ACCORDINGLY, THE FAIR VALUES INCLUDED IN THE ANNUAL REPORT AND QUARTERLY REPORT MAY DIFFER SIGNIFICANTLY FROM THE VALUES THE COMPANY'S BOARD OF DIRECTORS MAY ASSIGN TO THESE INVESTMENTS IN THE Q2 REPORT. IN ADDITION, THE VALUE OF THESE INVESTMENTS MAY DECLINE SUBSTANTIALLY IN THE FUTURE.

                  c. The Investor acknowledges that the Annual Report, the Quarterly Report, the Q2 Report and the terms of this transaction HAVE NOT been reviewed or evaluated by the United States Securities and Exchange Commission or by any state securities commissions.

                  d. The Investor has adequate means of providing for the Investor's current and future needs and possible personal contingencies, and has no need for liquidity of the Investor's investment in the Common Stock.



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                  e. The Investor can bear the economic risk of losing the
entire investment in the Common Stock.

                  f. The Investor is acquiring the Common Stock for the Investor's own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and the Investor has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof. IN RECOGNITION OF THIS INVESTMENT REPRESENTATION, THE INVESTOR AGREES THAT THE INVESTOR SHALL NOT OTHERWISE SELL OR DISPOSE OF THE COMMON STOCK FOR A MINIMUM PERIOD OF AT LEAST TWELVE (12) MONTHS FROM THE DATE OF ACQUISITION.

                  g. The Investor does not have an overall commitment to investments which are not readily marketable, including the Common Stock and other similar investments, disproportionate to the Investor's net worth or gross income.

                  h. THE INVESTOR UNDERSTANDS THAT THE COMMON STOCK IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT.

                  i. The Investor understands all aspects of and risks associated with this investment or has consulted with the Investor's own financial adviser who has advised the Investor thereof and the Investor has no further questions with respect thereto.

                  j. The Investor understands that the Common Stock has not been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities laws and will constitute "restricted securities" as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act ("Rule 144").

                  k. The Investor understands that the Common Stock has not been registered under the Securities Act or under any state securities laws on the grounds that the issuance and sale of the Common Stock to the Investor is exempt as not involving a public offering and, therefore, the Common Stock cannot be resold or otherwise transferred unless subsequently registered under the Securities Act (which the Company is not obligated to do), or an exemption from such registration is available. The Investor further acknowledges the Investor's understanding that the Company's reliance on such exemption is, in part, based upon the representations, warranties and covenants of the Investor set forth herein. The Investor agrees to provide such additional information and assistance as may be necessary to comply with all applicable federal and state securities registration requirements or exemptions thereto for the issuance of the Common Stock, or otherwise as may be reasonably necessary for compliance with any and all laws and ordinances to which the Company is subject. The


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Investor understands and agrees that any certificate evidencing the shares of
Common Stock shall be stamped or otherwise imprinted with one or more restrictive transfer legends, substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN (I) ACQUIRED FOR INVESTMENT; (II) ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS OF VARIOUS STATES; AND (III) ISSUED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") PROVIDED BY THE ACT. THE SECURITIES CANNOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO (A) AN EFFECTIVE REGISTRATION UNDER THE ACT OR ANY TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH THE ACT; AND (B) EVIDENCE SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE COMPANY SHALL BE ENTITLED TO RELY UPON AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

THE PURCHASER OF THESE SECURITIES MAY NOT SELL OR OTHERWISE TRANSFER THE SECURITIES UNTIL JULY __, 2004.

                  l. The Investor is knowledgeable and experienced in financial and business matters. The Investor and/or the Investor's financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Common Stock.

                  m. All information which the Investor has provided to the Company concerning the Investor's financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, the Investor will immediately provide the Company with such information.

                  n. The Investor is purchasing the Common Stock without relying on the statements of any person associated with the Company or the offering which are inconsistent with those set forth in the Annual Report and the Quarterly Report.

                  o. The Investor, if he or she is a natural person, is at least twenty-one (21) years of age.

                  p. This Subscription Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.




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                  q. The undersigned certifies as follows::

     State in which the Investor's primary residence is located: ______________

     State(s) in which the Investor files income tax returns: _________________

     State in which the Investor holds a valid driver's license: ______________

     State in which the Investor is registered to vote:________________________

                  r. The Investor is an "accredited investor" as that term is defined in Regulation D promulgated under the 1933 Act. The Investor is an "accredited investor" because, he, she or it is (PLEASE CHECK THE FOLLOWING THAT APPLY):

                  ___ A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.(1)

                  ___ A natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  ___      An executive officer or director of the Company;

                  ___ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing Common Stock in the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) promulgated under the 1933 Act;

                  ___ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of purchasing Common Stock in the Company, with total assets in excess of $5,000,000;

                  ___      A private business development company as defined in
                           Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the "Advisers Act");

                  ___ A bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or


--------
(1) "Net Worth" means the excess of total assets at fair market value, including home (valued at cost or appraised value by an institutional lender making a loan secured by the property), home furnishings and automobiles, over total liabilities (including mortgages).

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                           fiduciary capacity; any broker or dealer registered
                           pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the Investment Company Act of 1940 (the "1940 Act"), or a business development company as defined in Section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of ERISA if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

                  ___ An entity in which all of the equity owners are accredited investors.

                  s. The Investor acknowledges that GunnAllen Financial, Inc. will be paid a commission on the sale of the Common Stock equal to 12% of the aggregate purchase price.

                  t. The Investor acknowledges that neither the Company nor any person acting on its behalf offered to sell the Common Stock by means of any form of general solicitation or advertising.

         5. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

                  (a) It is duly organized, validly existing and in good standing under the laws of Delaware;

                  (b) It has all requisite power and authority to sell the Common Stock;

                  (c) The sale of the Common Stock will not result in any violation of or conflict with any term of its charter or By-Laws or any other organizational document or instrument by which it is bound or any law or regulation applicable to it; and

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                  (d) The sale of the Common Stock has been duly authorized by all necessary action on its behalf.

         6. RESPONSIBILITY AND INDEMNIFICATION. The Investor acknowledges that the Investor understands the meaning and legal consequences of the representations and warranties contained herein, and the Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation or omission made by the Investor, any breach of any of the Investor's warranties, or the Investor's failure to fulfill any of the Investor's covenants or agreements under this Subscription Agreement.

         7. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Common Stock.

         8. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to, in the case of the Company, 202 South Wheeler Street, Plant City FL 33563, and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or to such other address as may be designated by it in writing.

         9. MISCELLANEOUS. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. Any suit brought to enforce or construe any provision of this Agreement shall be brought in the appropriate court located in Hillsborough County, Florida. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the


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parties to this Subscription Agreement relating to, or arising out of, this
Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

         10. MAILING ADDRESS FOR STOCK CERTIFICATE. The certificate for the shares of Common Stock should be mailed to the Investor at the following address:

Number and Street:  ________________ __________ City: ________________________

State: _______ Zip Code: __________.



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         IN WITNESS WHEREOF, THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE
UNDERSIGNED HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EACH OF THE REPRESENTATIONS, AGREEMENTS OR UNDERSTANDINGS SET FORTH HEREIN APPLIES TO HIM.

Date:
     ------------------------------

SIGNATURE OF INVESTOR:

-----------------------------------

-----------------------------------          ----------------------------------
Number of shares of Common Stock             Print Name(s) in which stock
                                             is to be purchased


$                                                     Mailing Address:
-----------------------------------
Total purchase price
(No. of shares times $6.00)
                                              ---------------------------------


----------------------------------
*Taxpayer Identification Number(s)             Telephone Numbers:
or Social Security Number(s)                   Daytime:
                                                      -------------------------
                                               Evening:
                                                      -------------------------


                                                Fax No.
-----------------------------------                    ------------------------
State or Residence (country if non-
United States resident)

Manner in which title of the shares of Common Stock is to be held:

___ Individual(s)          ___ Partnership     ___ Corporation     ___ Trust

___ Profit-Sharing Plan    ___ Other

If joint ownership, please designate one of the following:

___ Joint Tenants with Right of Survivorship    ___ Community Property

___ Tenants in Common


*By executing this Agreement, the Investor certifies that:

         1. The number on this signature page is my correct taxpayer identification number, and

         2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am not longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to withholding because you have failed to report all interest and dividends on your tax return.


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ACCEPTANCE OR REJECTION OF SUBSCRIPTION

[ ]    ACCEPTANCE OF SUBSCRIPTION:

                The subscription for ___ shares of Common Stock of UTEK Corporation stated above is hereby accepted in its entirety as of the date printed below.

[ ]    REJECTION OF SUBSCRIPTION:

                The subscription for Common Stock of UTEK Corporation stated above is hereby rejected in its entirety.

                                      UTEK CORPORATION


Date:                                 By:
      -------------------------          --------------------------------------




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